DAVIS GROWTH &
                                                                     INCOME FUND



                                                                   ANNUAL REPORT
                                                                   JULY 31, 1998



[PICTURE]



                                                               [DAVIS FUND LOGO]

DAVIS GROWTH & INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
--------------------------------------------------------------------------------

Dear Shareholder:

Market Overview

Earnings are the lifeblood of the market and the reason why, over generations, stocks tend to do better than bonds.(1) This concept can be clearly illustrated if you think in terms of your son's or daughter's earning power. Let's say you have this choice: You could receive 1% of your child's first-year salary after college, fixed at that level every year for the next 30 years. Or you could receive 1% of whatever your child's salary turns out to be in each of the next 30 years.

In the first case, your dollar return would be the same for 30 years, which is equivalent to the fixed-coupon return from a bond. In the second case, your dollar return would vary with earning power, which is equivalent to the variable return of a stock. So the level of salary or earnings going forward is critical. If you believe your son's or daughter's income stream will expand over 30 years, you would be better off with the second choice, just as you would be better off investing in the stock of a company whose earnings grow over the next three decades than in a fixed-return investment like a bond.

If you are going to invest successfully in stocks, you have to think in terms of the future. You can't just research the past and expect that will help you too much in understanding the future. Life is always changing, and companies are always changing, which is why we are continually researching projected long-term earnings trends.

Today, we are at a point where there are large crosscurrents in the earnings picture, at least for the near term. Corporate earnings are being hurt by the General Motors strike, the deepening Asian crisis, the fiercely competitive business environment, a lack of pricing power, and currency translation problems related to the strengthening U.S. dollar.

In addition to these negatives, we believe earnings sometimes are being overstated by the use of aggressive accounting practices. These include taking up-front write-offs for restructuring charges that may mask ongoing business problems, as well as the extensive use of stock options, which tends to understate the real compensation costs of a business.

Given this uncertain earnings outlook, we anticipate a choppy market environment, where individual stocks will understandably react to strength or weakness in earnings reports. Furthermore, it seems that more earnings reports are coming in below earlier estimates, indicating a loss of momentum in earnings trends. As a result, we expect there will be a loss of momentum in the stock market.

The best case scenario, in our view, would be sort of a stealth correction or a rotational adjustment in which prices of individual stocks or industry groups are corrected based on disappointing earnings results. But there is always the possibility that we will have a broader correction because valuation levels are historically high and priced for a good economic outlook in terms of inflation, interest rates and earnings.

Such an environment, or course, creates not only risk but opportunity if the market overreacts and punishes stocks too harshly for short-term earnings disappointments. As long-term investors, we don't use the latest quarterly earnings as the only benchmark for valuing a stock. Instead, we try to develop a normalized growth trend for earnings power that disregards short-term peaks and valleys. Our objective is to find companies with growing normalized earnings that are selling at reasonable prices.

DAVIS GROWTH & INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
--------------------------------------------------------------------------------

We've said before that investors should lower their expectations and that the market is overdue for a correction. But we don't think we're at the end of the game. The best approach is to take advantage of volatility through dollar cost averaging(2), rather than plunging in and out of the market, and to stay aboard for the long voyage because the earning power of companies -- like the earning power of college graduates -- tends to grow over decades.

Sincerely,


/s/ Shelby M.C. Davis

Shelby M.C. Davis
Chief Investment Officer

August 31, 1998

DAVIS GROWTH & INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
--------------------------------------------------------------------------------

Management's Discussion and Analysis

Performance Overview

The Davis Growth & Income Fund was launched on May 1, 1998. From its inception date through July 31, 1998, the fund's class A shares provided a return of (1.90%) on net asset value(3) compared to a return of 0.35% for the Standard & Poor's 500 Index.(4)

The fund brings together the top-down asset allocation insight and bottom-up portfolio management skills of Shelby, Christopher and Andrew Davis. Assets are allocated among a varying blend of quality stocks, real estate securities, convertible securities and traditional bonds according to an approach used successfully by the Davises for decades to balance their family's growth and income objectives.(5)

The fund is designed as a core holding for investors who want the long-term returns of growth stock investments while managing risk through the stability of income-producing securities.

An Interview with Andrew A. Davis and Christopher C. Davis, Portfolio Managers

Q. What was the environment for the fund's real estate securities?

A. Real estate stocks have been one of the worst-performing market sectors this year. While there are a few reasons for concern, the vast majority of evidence leads us to believe that this weakness has been caused by short-term momentum players getting out of the game as they have realized that the recovery in real estate has been accomplished and that the industry is now in equilibrium. These investors are fearful that we are entering another era of overbuilding and over-development like the industry experienced in the mid-1980s and that this will lead to another depression like the industry suffered in the late 1980s and early 1990s.

But what we see couldn't be further from this extreme. We see a group of companies that should grow earnings in 1998 and 1999 faster than the S&P 500, that are valued at historically low multiples particularly relative to the S&P 500 and that offer yields some 400 basis points in excess of the S&P 500 yield.

While the days of 30% returns on real estate are over, we expect returns in the low double digits and that's what we have been able to deliver in everything except stock price performance so far this year. Looking ahead, we still anticipate earnings growth of 6% to 8% plus a dividend yield of 6%, which results in around a 12% total return assuming multiples hold constant.

We don't see any major downside risk from where we are now. Meanwhile, we think we have wonderful earnings to enjoy from our portfolio companies for the next two years at least, if not longer. At some point, we believe other investors will recognize that value and the stocks' prices will reflect their earnings performance.

Q. What have you done to take advantage of what you believe is a temporary drop in real estate stock valuations?

DAVIS GROWTH & INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
--------------------------------------------------------------------------------

Management's Discussion and Analysis-Continued

An Interview with Andrew A. Davis and Christopher C. Davis, Portfolio Managers-Continued

A. In this environment, quality companies have suffered along with mediocre ones. As a result, we've been able to concentrate investments in first rate companies whose shares have traded off dramatically such as Vornado, Centerpoint, Rouse and JDN.(6) Stock selection is imperative now that real estate markets have recovered. Rather than over-weighting particular sectors of the real estate arena, the fund is focused on finding attractive stocks across various real estate sectors. We look for companies with solid operating businesses and top-notch management teams who frequently own significant stakes in their companies. As always, we monitor valuations closely, seeking companies selling at a discount to their expected cash flow over the next few years. Ultimately, we expect these quality companies will be accorded premium valuations in the market.

Q. What is your overall investment approach in managing the equity portion of the fund?

A. The fund's top equity holdings echo our favorites in the Davis New York Venture Fund. These include such companies as American Express, BankAmerica and General Re. We also apply the same investment philosophy, combining intensive firsthand research and a strong price discipline in selecting equities for the portfolio.(6)

As long-term shareholders, we employ a fundamental investment approach that focuses on the recognition that stocks are not just pieces of paper, but represent ownership interests in real businesses. As a result, our investment process has always boiled down to two questions: What kind of businesses do we want to own, and how much should we pay for them?

We like to buy high-quality companies with these characteristics: exceptional management, a high return on capital, a lean expense structure, a dominant share in a growing market, products or services that do not become obsolete, a strong balance sheet, and successful international operations.

But we also adhere closely to a price discipline that we believe helps mitigate risk. This discipline has prevented us from buying many high-quality companies because we thought their valuations were too high. At the other extreme, many companies that look cheap but do not measure up to our quality criteria performed strongly in the first half of 1998. Shareholders of Davis Growth & Income Fund did not benefit from their strong performance either.

Although the fund's short-term results were disappointing, we will stick to our principles of focusing on both quality and price in our investment process. We think this is a sound method of building and preserving wealth over time. In the longer run, we remain confident that our strategy of buying first-rate companies with a strict price discipline should continue to serve our shareholders well.

This Annual Report is furnished to you by Davis Distributors, LLC, which acts as the distributor for Davis Growth & Income Fund. This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Growth & Income Fund which contains more information about fees and expenses. Please read the prospectus carefully before investing or sending money.

DAVIS GROWTH & INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
--------------------------------------------------------------------------------

Management's Discussion and Analysis-Continued

(1) Historically, common stocks have provided investors higher long-term returns than bonds. Past performance is not a guarantee of future results.

(2) Neither dollar cost averaging, nor any other mechanical system can guarantee a profit. Such a plan does not protect against loss in declining markets.

(3) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased.

* (Without a 4.75% Sales Charge taken into consideration for the period ended July 31, 1998)
--------------------------------------------------------------------------------
FUND NAME                                 INCEPTION
--------------------------------------------------------------------------------
Davis Growth & Income A                   (1.90%) - 05/01/98
--------------------------------------------------------------------------------

** (With a 4.75% Sales Charge taken into consideration for the period ended July 31, 1998)
--------------------------------------------------------------------------------
FUND NAME                                 INCEPTION
--------------------------------------------------------------------------------
Davis Growth & Income A                   (6.57%) - 05/01/98
--------------------------------------------------------------------------------

Returns have not been annualized.

(4) The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the S&P 500 Index.

(5) The fact that asset allocation met the needs of the Davis family for both growth and income does not assure that the Davis Growth & Income Fund will meet the needs of other investors. Every investor has a unique blend of investment objectives and risk tolerances, which they should discuss with their financial adviser.

(6) Portfolio holdings are subject to change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS GROWTH & INCOME FUND
Comparison of Davis Growth & Income Fund, Class A Shares and Standard and Poor's 500 Stock Index
--------------------------------------------------------------------------------

Total Return For the Period ended July 31, 1998.

--------------------------------------------------------------------------------
CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%).

Life of Class (May 1, 1998 through July 31, 1998).....(6.57%)
--------------------------------------------------------------------------------

$10,000 invested at commencement of operations. Let's say you invested $10,000 in Davis Growth & Income Fund, Class A Shares on May 1, 1998 (commencement of operations) and paid a 4 3/4% sales charge. As the chart shows, by July 31, 1998 the value of your investment would have been $9,343 - a (6.57%) decrease on your initial investment. For comparison, the S&P 500 is also presented on the chart below.

   [The following table was depicted as a line chart in the printed material.]

          -------------------------------------------------
                             S&P 500               DGIF-A
          -------------------------------------------------
          05/01/98          10,000.00             9,525.00
          -------------------------------------------------
          Jul-98            10,035.00             9,342.86
          -------------------------------------------------

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Growth & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS GROWTH & INCOME FUND
Comparison of Davis Growth & Income Fund, Class B Shares and Standard and Poor's 500 Stock Index
--------------------------------------------------------------------------------

Total Return For the Period ended July 31, 1998.

--------------------------------------------------------------------------------
CLASS B SHARES
(This calculation includes a contingent deferred sales charge of 4%.)
Life of Class (May 4, 1998 through July 31, 1998).............(6.02%)
--------------------------------------------------------------------------------

$10,000 invested at inception. Let's say you invested $10,000 in Davis Growth & Income Fund, Class B Shares on May 4, 1998 (inception of class). As the chart shows, by July 31, 1998 the value of your investment (less applicable contingent deferred sales charges) would have been $9,398 - a (6.02%) decrease on your initial investment. For comparison, the S&P 500 is also presented on the chart below.

   [The following table was depicted as a line chart in the printed material.]

          -------------------------------------------------
                             S&P 500               DGIF-B
          -------------------------------------------------
          05/04/98          10,000.00            10,000.00
          -------------------------------------------------
          Jul-98            10,025.00             9,398.40
          -------------------------------------------------

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Growth & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS GROWTH & INCOME FUND
Comparison of Davis Growth & Income Fund, Class C Shares and Standard and Poor's 500 Stock Index
--------------------------------------------------------------------------------

Total Return For the Period ended July 31, 1998.

--------------------------------------------------------------------------------
CLASS C SHARES
(This calculation includes a contingent deferred sales charge of 1%.)
Life of Class (May 4, 1998 through July 31, 1998).............(3.08%)
--------------------------------------------------------------------------------

$10,000 invested at inception. Let's say you invested $10,000 in Davis Growth & Income Fund, Class C Shares on May 4, 1998 (inception of class). As the chart shows, by July 31, 1998 the value of your investment would have been $9,692 - a (3.08%) decrease on your initial investment. For comparison, the S&P 500 is also presented on the chart below.

   [The following table was depicted as a line chart in the printed material.]

          -------------------------------------------------
                             S&P 500               DGIF-C
          -------------------------------------------------
          05/04/98          10,000.00            10,000.00
          -------------------------------------------------
          Jul-98            10,025.00             9,692.10
          -------------------------------------------------

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Growth & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS GROWTH & INCOME FUND
Comparison of Davis Growth & Income Fund, Class Y Shares and Standard and Poor's 500 Stock Index
--------------------------------------------------------------------------------

Total Return For the Period ended July 31, 1998.

--------------------------------------------------------------------------------
CLASS Y SHARES
(There is no sales charge applicable to this calculation.)
Life of Class (May 4, 1998 through July 31, 1998...(1.80%)
--------------------------------------------------------------------------------

$10,000 invested at inception. Let's say you invested $10,000 in Davis Growth & Income Fund, Class Y Shares on May 4, 1998 (inception of class). As the chart shows, by July 31, 1998 the value of your investment would have been $9,820 - a (1.80%) decrease on your initial investment. For comparison, the S&P 500 is also presented on the chart below.

   [The following table was depicted as a line chart in the printed material.]

          -------------------------------------------------
                             S&P 500               DGIF-Y
          -------------------------------------------------
          05/04/98          10,000.00            10,000.00
          -------------------------------------------------
          Jul-98            10,025.00             9,820.00
          -------------------------------------------------

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Growth & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS GROWTH & INCOME FUND
Portfolio Holdings as of July 31, 1998
--------------------------------------------------------------------------------

  [The following table was represented as a pie chart in the printed material.]

Portfolio Makeup (% of Fund Net Assets)
------------------------------------------------
Preferred Stocks                            5.0%
Cash & Cash Equivalents                    17.9%
Other Assets                                2.8%
Common Stocks                              74.3%

  [The following table was represented as a pie chart in the printed material.]

Sector Weightings (% of Portfolio)
------------------------------------------------
Diversified Financial Services              6.0%
Insurance                                  16.0%
Building Materials                          3.3%
Electronics                                 7.8%
Machinery                                   3.9%
Consumer Products                           5.2%
Real Estate                                27.5%
Technology                                  3.9%
Other                                       6.9%
Food & Restaurants                          3.9%
Banking                                    15.6%

Top 10 Holdings                                                       % of Fund
Stock                            Sector                               Net Assets
--------------------------------------------------------------------------------
Transatlantic Holdings Inc.      Property/Casualty Insurance          5.07%
American Express Co.             Diversified Financial Services       4.79
Wells Fargo & Co.                Banks and Savings & Loans            4.28
BankAmerica Corp.                Banks and Savings & Loans            4.20
Philip Morris Cos., Inc.         Consumer Products                    4.10
Chubb Corp.                      Property/Casualty Insurance          3.43
Citicorp                         Banks and Savings & Loans            3.41
McDonald's Corp.                 Food & Restaurant                    3.13
Hewlett Packard Co.              Technology                           3.12
Dover Corp.                      Machinery                            3.10

DAVIS GROWTH & INCOME FUND
Portfolio Activity - May 1, 1998 through July 31, 1998
--------------------------------------------------------------------------------

New Positions Added (3/1/98-7/31/98)
(Highlighted positions are those greater than 2.50% of 7/31/98 total net assets.)

                                                                         Date of 1st     % of 7/31/98
Security                               Sector                             Purchase    Fund Net Assets
-----------------------------------------------------------------------------------------------------
American Express Co.                   Diversified Financial Services      5/18/98              4.79%
Applied Materials Inc.                 Electronics                         6/1/98               1.34%
BankAmerica Corp.                      Banks and Savings & Loans           5/18/98              4.20%
Boardwalk Equities, Inc.               Real Estate                         5/27/98              2.43%
Boeing Co.                             Aerospace                           5/18/98              1.82%
CenterPoint Properties Corp.           Real Estate                         5/18/98              2.58%
Chubb Corp.                            Property/Casualty Insurance         7/15/98              3.43%
Citicorp                               Banks and Savings & Loans           5/27/98              3.41%
Crescent Real Estate Equities, Inc.    Real Estate                         7/6/98               2.36%
Dover Corp.                            Machinery                           5/26/98              3.10%
General Re Corp.                       Property/Casualty Insurance         5/18/98              2.54%
General Growth Properties,
     7.25%, Conv. Pfd.                 Real Estate                         6/5/98               2.70%
Hewlett-Packard Co.                    Technology                          5/18/98              3.12%
JDN Realty Corp.                       Real Estate                         6/23/98              2.41%
Mack-Cali Realty Corp.                 Real Estate                         5/18/98              2.24%
Martin Marietta Material, Inc.         Building Materials                  6/29/98              2.65%
McDonald's Corp.                       Food & Restaurant                   6/5/98               3.13%
Molex Incorporated                     Electronics                         6/23/98              2.86%
Norwest Corp.                          Banks and Savings & Loans           6/29/98              0.48%
Philip Morris Cos., Inc.               Consumer Products                   7/1/98               4.10%
Progressive Corp. (Ohio)               Property/Casualty Insurance         5/26/98              1.66%
Rouse Company                          Real Estate                         5/18/98              2.34%
Schlumberger Ltd.                      Energy                              5/18/98              1.21%
Starwood Hotels & Resorts              Real Estate                         5/18/98              2.25%
Texas Instruments Inc.                 Electronics                         6/1/98               1.98%
Transatlantic Holdings Inc.            Property/Casualty Insurance         5/26/98              5.07%
Union Pacific Cap Trust, 6.25%
     Ser. 144A Conv. Pfd.              Transportation                      5/26/98              2.31%
Vornado Realty Trust                   Real Estate                         5/18/98              2.50%
Wells Fargo & Co.                      Banks and Savings & Loans           6/9/98               4.28%

DAVIS GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS
July 31, 1998
--------------------------------------------------------------------------------

                                                                          Value
Shares                               Security                           (Note 1)
--------------------------------------------------------------------------------
COMMON STOCK - (74.28%)

    AEROSPACE - (1.82%)
        35,000        Boeing Co.............................. $       1,358,438
                                                              -----------------
    BANKS AND SAVINGS & LOANS - (12.37%)
        35,000        BankAmerica Corp.......................         3,141,250
        15,000        Citicorp...............................         2,550,000
        10,000        Norwest Corp...........................           359,375
         9,000        Wells Fargo & Co.......................         3,202,875
                                                              -----------------
                                                                      9,253,500
                                                              -----------------
    BUILDING MATERIALS - (2.65%)
        40,000        Martin Marietta Material, Inc..........         1,980,000
                                                              -----------------
    CONSUMER PRODUCTS - (4.10%)
        70,000        Philip Morris Cos., Inc................         3,066,875
                                                              -----------------
    DIVERSIFIED FINANCIAL SERVICES - (4.79%)
        32,500        American Express Co....................         3,587,187
                                                              -----------------
    ELECTRONICS - (6.18%)
        30,000        Applied Materials,  Inc. ..............         1,004,063
        75,000        Molex Incorporated.....................         2,132,812
        25,000        Texas Instruments Inc..................         1,482,813
                                                              -----------------
                                                                      4,619,688
                                                              -----------------
    ENERGY - (1.21%)
        15,000        Schlumberger Ltd.......................           908,438
                                                              -----------------
    FOOD & RESTAURANT - (3.13%)
        35,000        McDonald's Corp........................         2,338,437
                                                              -----------------
    MACHINERY - (3.10%)
        80,000        Dover Corp.............................         2,325,000
                                                              -----------------
    PROPERTY/CASUALTY INSURANCE - (12.70%)
        35,000        Chubb Corp.............................         2,568,125
         8,000        General Re Corp........................         1,896,000
        10,000        Progressive Corp. (Ohio)...............         1,236,250
        42,000        Transatlantic Holdings Inc.............         3,795,750
                                                              -----------------
                                                                      9,496,125
                                                              -----------------
    REAL ESTATE - (19.11%)
       156,600        Boardwalk Equities, Inc.*..............         1,813,820
        58,000        CenterPoint Properties Corp............         1,928,500
        60,000        Crescent Real Estate Equities, Inc.....         1,762,500
        84,000        JDN Realty Corp........................         1,806,000
        54,000        Mack-Cali Realty Corp..................         1,677,375
        60,000        Rouse Company..........................         1,751,250
        41,000        Starwood Hotels & Resorts..............         1,683,562

DAVIS GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS - Continued
July 31, 1998
--------------------------------------------------------------------------------

                                                                                                       Value
Shares/Principal                                 Security                                            (Note 1)
-------------------------------------------------------------------------------------------------------------
COMMON STOCK - Continued

    REAL ESTATE - Continued
        51,800        Vornado Realty Trust................................................   $      1,871,275
                                                                                             ----------------
                                                                                                   14,294,282
                                                                                             ----------------
    TECHNOLOGY - (3.12%)
        42,000        Hewlett-Packard Co..................................................          2,331,000
                                                                                             ----------------

                           Total Common Stocks - (identified cost $56,863,942)............         55,558,970
                                                                                             ----------------

PREFERRED STOCK - (5.01%)

        80,000        General  Growth Properties, 7.25%, Conv. Pfd........................          2,020,000
        38,000        Union Pacific Cap Trust, 6.25%, Ser. 144A Conv. Pfd.(b).............          1,729,000
                                                                                             ----------------

                           Total Preferred Stocks - (identified cost $3,961,750)..........          3,749,000
                                                                                             ----------------

SHORT TERM INVESTMENTS - (17.86%)
$    6,305,000        Fannie Mae Discount Note, 5.50%, 08/07/98...........................          6,299,220
     7,065,000        Federal Farm Credit Bank Discount Note, 5.44%, 08/03/98.............          7,062,865
                                                                                             ----------------

                           Total Short Term Investments - (identified cost $13,362,085)...         13,362,085
                                                                                             ----------------

                           Total Investments - (identified cost $74,187,777)(97.15%)(a)...         72,670,055
                           Other Assets Less Liabilities- (2.85%).........................          2,134,139
                                                                                             ----------------
                                    Net Assets - ( 100%)..................................   $     74,804,194
                                                                                             ================

(a) Aggregate cost for Federal Income Tax purposes is $74,187,777. At July 31, 1998 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

                      Unrealized appreciation.............................................   $      2,410,083
                      Unrealized depreciation.............................................         (3,927,805)
                                                                                             ----------------
                           Net depreciation...............................................   $     (1,517,722)
                                                                                             ================

(b) This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in such security to realize current valuations. The security amounts to $1,729,000 or 2.31% of the Fund's net assets as of July 31, 1998.

*     Non-Income Producing Security

See Notes to Financial Statements

DAVIS GROWTH & INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
At July 31, 1998
--------------------------------------------------------------------------------

ASSETS:
     Investments in securities, at value (identified cost
         $74,187,777) (see accompanying Schedule of Investments)..  $72,670,055
     Cash.........................................................        7,885
     Receivables:
         Capital stock sold.......................................    2,222,349
         Dividends and interest...................................       49,750
     Prepaid expenses.............................................       15,330
                                                                    -----------
              Total assets........................................   74,965,369
                                                                    -----------

LIABILITIES:
     Payable for capital stock redeemed...........................       62,484
     Accrued expenses.............................................       98,691
                                                                    -----------
              Total liabilities...................................      161,175
                                                                    -----------

NET ASSETS .......................................................  $74,804,194
                                                                    ===========

Net assets consist of:
     Par value of shares of capital stock.........................  $   381,635
     Additional paid-in capital...................................   75,714,719
     Undistributed net investment income..........................      225,562
     Net unrealized depreciation on investments...................   (1,517,722)
                                                                    -----------
              Net assets..........................................  $74,804,194
                                                                    ===========

     CLASS A SHARES
         Net assets...............................................  $49,714,724
         Shares outstanding.......................................    5,068,938
         Net asset value and redemption price per share ..........     $   9.81
                                                                       ========
         Maximum offering price per share (100/95.25 of $9.81)....     $  10.30
                                                                       ========
     CLASS B SHARES
         Net assets...............................................  $19,571,220
         Shares outstanding.......................................    1,999,916
         Net asset value and redemption price per share ..........     $   9.79
                                                                       ========
     CLASS C SHARES
         Net assets...............................................  $ 5,512,153
         Shares outstanding.......................................      563,226
         Net asset value and redemption price per share ..........     $   9.79
                                                                       ========
     CLASS Y SHARES
         Net assets...............................................  $     6,097
         Shares outstanding.......................................          621
         Net asset value and redemption price per share ..........     $   9.82
                                                                       ========

See Notes to Financial Statements.

DAVIS GROWTH & INCOME FUND
STATEMENT OF OPERATIONS
For the period from May 1, 1998 (commencement of operations) to July 31, 1998
--------------------------------------------------------------------------------

Investment Income:
     Income:
         Dividends ...................................................              $      163,310
         Interest ....................................................                     291,192
                                                                                    --------------
                 Total income ........................................                     454,502

     Expenses:
         Management fees (Note 3) .................................... $  102,832
         Custodian fees ..............................................      3,519
         Transfer agent fees
              Class A ................................................      4,962
              Class B ................................................      5,747
              Class C ................................................      1,458
              Class Y ................................................         --
         Audit fees ..................................................      8,000
         Legal fees ..................................................      1,500
         Accounting fees (Note 3) ....................................      1,500
         Reports to shareholders .....................................      4,300
         Directors' fees and expenses ................................      2,005
         Registration and filing fees ................................     30,587
         Miscellaneous ...............................................      2,073
         Payments under distribution plan (Note 4)
              Class A ................................................     25,387
              Class B ................................................     28,141
              Class C ................................................      6,973
                                                                       ----------
                  Total expenses .....................................                     228,984
                  Expenses paid indirectly (Note 6) ..................                         (44)
                                                                                    --------------
                  Net expenses .......................................                     228,940
                                                                                    --------------
                      Net investment income ..........................                     225,562
                                                                                    --------------

Realized and Unrealized Loss on Investments:
     Net increase in unrealized depreciation of
         investments .................................................                  (1,517,722)
                                                                                    --------------
                  Net realized and unrealized loss on investments ....                  (1,517,722)
                                                                                    --------------
                  Net decrease in net assets resulting from operations              $   (1,292,160)
                                                                                    ==============

See Notes to Financial Statements.

DAVIS GROWTH & INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    Period ended
                                                                      July 31,
                                                                      1998(1)
                                                                      -------
OPERATIONS:
   Net investment income ........................................  $    225,562
   Increase in unrealized depreciation of investments ...........    (1,517,722)
                                                                   ------------
       Net decrease  in net assets resulting
            from operations .....................................    (1,292,160)


CAPITAL SHARE TRANSACTIONS (NOTE 5) .............................    76,096,354
                                                                   ------------
       Total increase in net assets .............................    74,804,194

NET ASSETS:

   Beginning of period ..........................................            --
                                                                   ------------
   End of year (including undistributed net income of $225,562)..  $ 74,804,194
                                                                   ============

(1)   The Fund commenced operations on May 1, 1998.

See Notes to Financial Statements.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS
July 31, 1998
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The Fund is a separate series of Davis New York Venture Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is both capital growth and income. The Fund commenced operations on May 1, 1998. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - Portfolio securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1998
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principals, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

      Purchases of investment securities (excluding short-term securities) for the three months ended July 31, 1998, were $60,825,692. No investment securities were sold during the three months ended July 31, 1998.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      Advisory fees are paid to Davis Selected Advisers, L.P. (the "Adviser") at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million and 0.55% of the average net assets in excess of $500 million.

      The Adviser is paid for registering Fund shares for sale in various states. The fee for the three months ended July 31, 1998 amounted to $3,249. Boston Financial Data Services is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for the these services for the three months ended July 31, 1998 amounted to $1,649. State Street Bank & Trust Co. is the Fund's primary accounting provider, fees for such services are included in the custodian fee. The Adviser is also paid for certain accounting services. The fee amounted to $1,500 for the three months ended July 31, 1998. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

      Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

      The Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the three months ended July 31, 1998, SCD received $13,500 in commissions on the purchases of portfolio securities in the Fund.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

      CLASS A SHARES

      Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1998
--------------------------------------------------------------------------------

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - Continued

      CLASS A SHARES-Continued

      During the three months ended July 31, 1998, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $360,457 from commissions earned on sales of Class A shares of the Fund, of which $57,054 was retained by the Underwriter and the remaining $303,403 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

      The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the three months ended July 31, 1998 was $25,387.

      CLASS B SHARES

      Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

      The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

      During the three months ended July 31, 1998, Class B shares of the Fund made distribution plan payments which included distribution fees of $21,106 and service fees of $7,035.

      Commission advances by the Distributor during the three months ended July 31, 1998 on the sale of Class B shares of the Fund amounted to $664,318, of which $655,352 was re-allowed to qualified selling dealers.

      The Distributor intends to seek payment from Class B shares of the Fund in the amount of $651,671, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

      A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the three months ended July 31, 1998 the Distributor received $704 in contingent deferred sales charges from Class B shares of the Fund.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1998
--------------------------------------------------------------------------------

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - Continued

      CLASS C SHARES

      Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

      During the three months ended July 31, 1998, Class C shares of the Fund made distribution payments of $6,973. During the three months ended July 31, 1998, the Distributor received $258 in contingent deferred sales charges from Class C shares of the Fund.

NOTE 5 - CAPITAL STOCK

      At July 31, 1998, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 1,000,000,000 of which shares are classified as Davis Growth & Income Fund. Transactions in capital stock were as follows:

Class A
                                                           May 1, 1998
                                                        (Commencement of
                                                       operations) through
                                                          July 31, 1998
                                                 ------------------------------
                                                    Shares           Amount
                                                    ------           ------
Shares subscribed..............................     5,091,097   $    50,824,732
Shares redeemed................................       (22,159)         (219,149)
                                                 ------------   ---------------
     Net increase..............................     5,068,938   $    50,605,583
                                                 ============   ===============

Class B
                                                           May 4, 1998
                                                      (Inception of class)
                                                             through
                                                          July 31, 1998
                                                 ------------------------------
                                                    Shares           Amount
                                                    ------           ------
Shares subscribed..............................     2,022,615   $    20,110,464
Shares redeemed................................       (22,699)         (227,492)
                                                 ------------   ---------------
     Net increase..............................     1,999,916   $    19,882,972
                                                 ============   ===============

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1998
--------------------------------------------------------------------------------

NOTE 5 - CAPITAL STOCK - Continued

Class C
                                                           May 4, 1998
                                                      (Inception of class)
                                                             through
                                                          July 31, 1998
                                                 ------------------------------
                                                    Shares           Amount
                                                    ------           ------
Shares subscribed..............................        580,058   $    5,766,073
Shares redeemed................................        (16,832)        (164,417)
                                                 -------------   --------------
     Net increase..............................        563,226   $    5,601,656
                                                 =============   ===============

Class Y
                                                           May 4, 1998
                                                      (Inception of class)
                                                             through
                                                          July 31, 1998
                                                 ------------------------------
                                                    Shares           Amount
                                                    ------           ------
Shares subscribed..............................            622   $        6,153
Shares redeemed................................             (1)             (10)
                                                 -------------   --------------
     Net increase .............................            621   $        6,143
                                                 =============   ==============

NOTE 6 - CUSTODIAN FEES

      Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $44 during the three months ended July 31, 1998.

DAVIS GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
Class A, B, C & Y
--------------------------------------------------------------------------------

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                  CLASS A           CLASS B           CLASS C           CLASS Y

                                                May 1, 1998       May 4, 1998       May 4, 1998       May 4, 1998
                                               (Commencement      (Inception        (Inception        (Inception
                                               of operations)      of class)         of class)         of class)
                                                  through           through           through           through
                                               July 31, 1998     July 31, 1998     July 31, 1998     July 31, 1998
                                               -------------     -------------     -------------     -------------
Net Asset Value, Beginning of Period .......     $    10.00        $    10.00        $    10.00        $    10.00
                                                 ----------        ----------        ----------        ----------

Income(Loss) From Investment Operations
     Net Investment Income .................           0.03              0.01              0.01              0.04
     Net Realized and Unrealized Loss ......          (0.22)            (0.22)            (0.22)            (0.22)
                                                 ----------        ----------        ----------        ----------
       Total From Investment Operations ....          (0.19)            (0.21)            (0.21)            (0.18)

Net Asset Value, End  of Period ............     $     9.81        $     9.79        $     9.79        $     9.82
                                                 ==========        ==========        ==========        ==========

Total Return(1) ............................          (1.90)%           (2.10)%           (2.10)%           (1.80)%

Ratios/Supplemental Data

     Net Assets, End of Period (000
       omitted) ............................     $   49,715        $   19,571        $    5,512        $        6

     Ratio of Expenses to  Average Net
       Assets ..............................           1.44%*            2.32%*            2.32%*            1.14%*
     Ratio of Net Investment Income to
       Average Net Assets ..................           1.87%*            0.99%*            0.99%*            2.17%*
     Portfolio Turnover Rate(2) ............              0%                0%                0%                0%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*     Annualized.

Davis Growth & Income Fund
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Davis Growth & Income Fund

      We have audited the accompanying statement of assets and liabilities of Davis Growth & Income Fund, including the schedule of investments, as of July 31, 1998, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from May 1, 1998 (commencement of operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Growth & Income Fund as of July 31, 1998, and the results of its operations, the changes in its net assets, and the financial highlights for the period from May 1, 1998 (commencement of operations) to July 31, 1998, in conformity with generally accepted accounting principles.




                                                           KPMG PEAT MARWICK LLP

Denver, Colorado
August 28, 1998

                           DAVIS GROWTH & INCOME FUND
                124 East Marcy Street, Santa Fe, New Mexico 87501


            Directors                       Officers

            Wesley E. Bass, Jr.             Jeremy H. Biggs
            Jeremy H. Biggs                     Chairman
            Marc P. Blum                    Shelby M. C. Davis
            Andrew  A. Davis                    President
            Christopher C. Davis            Kenneth C. Eich
            Jerry D. Geist                      Vice President
            D. James Guzy                   Sharra L. Reed
            G. Bernard Hamilton                 Vice President,
            LeRoy E. Hoffberger                 Treasurer & Assistant Secretary
            Laurence W. Levine              Thomas D. Tays
            Christian R. Sonne                  Vice President & Secretary
                                            Christopher C. Davis
                                                Vice President
                                            Andrew A. Davis
                                                Vice President
                                            Carolyn H. Spolidoro
                                                Vice President

Investment Adviser

Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico 87501

Distributor

Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico 87501

Transfer Agent & Custodian

State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Counsel

D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois 60602

Auditors

KPMG Peat Marwick LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202

--------------------------------------------------------------------------------
For more information about Davis Growth & Income Fund including management fees, charges and expenses, see the current prospectus which must precede or accompany this report.
--------------------------------------------------------------------------------